Babson Capital Global Short Duration High Yield Fund
Rule 10f-3 Report

Adviser or Subadviser Name	Type of Security (see below) (A, B, C, D or E)	Issuer Name / Name of Security	Description of Security (e.g. common stock, corporate note)	Date Purchased	Date of Offering	Underwriter(s) from Which Purchased	Syndicate Members
Babson Capital Management LLC	E	Offshore Group Investment LTD	Corporate Note	03/21/13	3/21/12013	Citigroup
Bank of America Merrill Lynch, Citigroup Global Markets Inc, Credit Suisse, Deutsche Bank Securities Inc, Jefferies & Co, RBC Capital Markets, Clarkson Capital Markets, FBR Capital Markets Corp, Global Hunter Securities LLC, Johnson Rice & Co LLC, JP Morgan, Pareto Securities, RS Platou Secs,

Name of Affiliate Member of Underwriting or Selling Syndicate	Principal Amount Purchased by Fund (U)	Offering Price Per Share/Unit (Z)	Price Paid per Share/Unit by Fund (V)	Number of Shares/Units Purchased	Total Aggregate Client Purchase Amount (W)	Total Offering Amount (X) (Other than Rule 144A Offerring)	Total Offering Amount (Y) (Rule 144A Offering)	Commission, Spread or Profit (%)
Jefferies & Co	$2,550,000.00	$100.00	$100.00	2,550 (m)	$10,000.00 (m)	N.A	$775,000.00 (m)	2.00%

Type of Security:
(A) If part of an issue registered under the Securities Act of 1933 that is being offered to the public
(B) If part of an issue of governmental securities, as defined in section 2(a)(16) of the Investment Company Act of 1940
(C) If Eligible Municipal Securities
(D) If securities sold in an Eligible Foreign Offering
(E) If securities sold in an Eligible Rule 144A Offering

(U) Principal amount (and number of shares, if equity) purchased of any class of the offering by the Fund
(V) Price paid by Fund (net of fees and expenses, expressed in dollars) and total amount paid [(V) amount may not exceed (Z) unless offered for subscription upon exercise of rights]
(W) Aggregate principal amount (and number of shares, if Equity) purchased of such class purchased by funds advised by the adviser (or subadviser) (including the Fund) and any purchases of the offering of such class made by any other accounts over which the adviser (or subadviser) had exercised investment discretion [(W) amount may not exceed 25% of (X) or (Y)]

(X) Principal amount (and number of shares, if equity) of such class being offered
(Y) Principal amount (and number of shares, if equity) of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus the principal amount of the offering of such class in any concurrent public offering

(Z) Price paid by each other purchaser in the offering or in any concurrent offering prior to close of first full business day on which sales are made (expressed in dollars)

The information contained herein is complete and accurate, and the following conditions have been satisfied:
   1.  The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2. The underwriting was a firm commitment underwriting.
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities: The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
   5.  For municipal securities only:  The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization (NRSRO) or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

   6.  The amount of such securities purchased by all of the investment companies advised or sub-advised by the adviser and the relevant subadviser(s) to the Fund purchasing such securities did not exceed 25% of (X) or (Y).

7. No affiliated underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

Babson Capital Global Short Duration High Yield Fund
Rule 10f-3 Report

Adviser or Subadviser Name	Type of Security (see below) (A, B, C, D or E)	Issuer Name / Name of Security	Description of Security (e.g. common stock, corporate note)	Date Purchased	Date of Offering	Underwriter(s) from Which Purchased	Syndicate Members
Babson Capital Management LLC	E	US Coatings Acquisition Inc / Flash Dutch 2 BV	Corporate Note	01/16/13	01/16/13	Credit Suisse	Barclays Capital, Citigroup Global Markets Inc, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, Jefferies & Co, Morgan Stanley, SMBC Nikko Securiites America Inc, UBS Securities LLC

Name of Affiliate Member of Underwriting or Selling Syndicate	Principal Amount Purchased by Fund (U)	Offering Price Per Share/Unit (Z)	Price Paid per Share/Unit by Fund (V)	Number of Shares/Units Purchased	Total Aggregate Client Purchase Amount (W)	Total Offering Amount (X) (Other than Rule 144A Offerring)	Total Offering Amount (Y) (Rule 144A Offering)	Commission, Spread or Profit (%)
Jefferies & Co	$4,000,000.00	$100.00	$100.00	4 (m)	$4,000.00 (m)	N.A	$750,000.00 (m)	2.00%

Type of Security:
(A) If part of an issue registered under the Securities Act of 1933 that is being offered to the public
(B) If part of an issue of governmental securities, as defined in section 2(a)(16) of the Investment Company Act of 1940
(C) If Eligible Municipal Securities
(D) If securities sold in an Eligible Foreign Offering
(E) If securities sold in an Eligible Rule 144A Offering

(U) Principal amount (and number of shares, if equity) purchased of any class of the offering by the Fund
(V) Price paid by Fund (net of fees and expenses, expressed in dollars) and total amount paid [(V) amount may not exceed (Z) unless offered for subscription upon exercise of rights]
(W) Aggregate principal amount (and number of shares, if Equity) purchased of such class purchased by funds advised by the adviser (or subadviser) (including the Fund) and any purchases of the offering of such class made by any other accounts over which the adviser (or subadviser) had exercised investment discretion [(W) amount may not exceed 25% of (X) or (Y)]

(X) Principal amount (and number of shares, if equity) of such class being offered
(X) Principal amount (and number of shares, if equity) of such class being offered
(Y) Principal amount (and number of shares, if equity) of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus the principal amount of the offering of such class in any concurrent public offering

(Z) Price paid by each other purchaser in the offering or in any concurrent offering prior to close of first full business day on which sales are made (expressed in dollars)

The information contained herein is complete and accurate, and the following conditions have been satisfied:
   1.  The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2. The underwriting was a firm commitment underwriting.
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities: The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
   5.  For municipal securities only:  The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization (NRSRO) or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

   6.  The amount of such securities purchased by all of the investment companies advised or sub-advised by the adviser and the relevant subadviser(s) to the Fund purchasing such securities did not exceed 25% of (X) or (Y).

7. No affiliated underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

Babson Capital Global Short Duration High Yield Fund
Rule 10f-3 Report

Adviser or Subadviser Name	Type of Security (see below) (A, B, C, D or E)	Issuer Name / Name of Security	Description of Security (e.g. common stock, corporate note)	Date Purchased	Date of Offering	Underwriter(s) from Which Purchased	Syndicate Members
Babson Capital Management LLC	E	US Coatings Acquisition Inc / Flash Dutch 2 (XS0874859605)	Corporate Note	01/16/13	01/16/13	Credit Suisse International	Barclays Capital, Citigroup Global Markets Inc, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, Jefferies & Co, Morgan Stanley, SMBC Nikko Securiites America Inc, UBS Securities LLC

Name of Affiliate Member of Underwriting or Selling Syndicate	Principal Amount Purchased by Fund (U)	Offering Price Per Share/Unit (Z)	Price Paid per Share/Unit by Fund (V)	Number of Shares/Units Purchased	Total Aggregate Client Purchase Amount (W)	Total Offering Amount (X) (Other than Rule 144A Offerring)	Total Offering Amount (Y) (Rule 144A Offering)	Commission, Spread or Profit (%)
Jefferies & Co	$350,000.00 (EUR)	$100.00 (EUR)	$100.00 (EUR)	350 (m)	$10,00.00 (m) (EUR)	N/A	$250,000.00 (m) (EUR)	2.00%

Type of Security:
(A) If part of an issue registered under the Securities Act of 1933 that is being offered to the public
(B) If part of an issue of governmental securities, as defined in section 2(a)(16) of the Investment Company Act of 1940
(C) If Eligible Municipal Securities
(D) If securities sold in an Eligible Foreign Offering
(E) If securities sold in an Eligible Rule 144A Offering

(U) Principal amount (and number of shares, if equity) purchased of any class of the offering by the Fund
(V) Price paid by Fund (net of fees and expenses, expressed in dollars) and total amount paid [(V) amount may not exceed (Z) unless offered for subscription upon exercise of rights]
(W) Aggregate principal amount (and number of shares, if Equity) purchased of such class purchased by funds advised by the adviser (or subadviser) (including the Fund) and any purchases of the offering of such class made by any other accounts over which the adviser (or subadviser) had exercised investment discretion [(W) amount may not exceed 25% of (X) or (Y)]

(X) Principal amount (and number of shares, if equity) of such class being offered
(Y) Principal amount (and number of shares, if equity) of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus the principal amount of the offering of such class in any concurrent public offering

(Z) Price paid by each other purchaser in the offering or in any concurrent offering prior to close of first full business day on which sales are made (expressed in dollars)

The information contained herein is complete and accurate, and the following conditions have been satisfied:
   1.  The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2. The underwriting was a firm commitment underwriting.
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities: The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
   5.  For municipal securities only:  The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization (NRSRO) or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

   6.  The amount of such securities purchased by all of the investment companies advised or sub-advised by the adviser and the relevant subadviser(s) to the Fund purchasing such securities did not exceed 25% of (X) or (Y).

7. No affiliated underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

Babson Capital Global Short Duration High Yield Fund (US Sleeve)
Rule 10f-3 Report

Adviser or Subadviser Name	Type of Security (see below) (A, B, C, D or E)	Issuer Name / Name of Security	Description of Security (e.g. common stock, corporate note)	Date Purchased	Date of Offering	Underwriter(s) from Which Purchased	Syndicate Members
Babson Capital Management LLC	E	HOT TOPIC INC (441339AA6)	Corporate Note	06/06/13	06/06/13	Bank of America Merrill Lynch	Bank of America Merrill Lynch, Jefferies & Co

Name of Affiliate Member of Underwriting or Selling Syndicate	Principal Amount Purchased by Fund (U)	Offering Price Per Share/Unit (Z)	Price Paid per Share/Unit by Fund (V)	Number of Shares/Units Purchased	Total Aggregate Client Purchase Amount (W)	Total Offering Amount (X) (Other than Rule 144A Offerring)	Total Offering Amount (Y) (Rule 144A Offering)	Commission, Spread or Profit (%)
Jefferies & Co	$3,000,000.00	$98.62	$98.62	3,000	$20,000,000.00	N.A	$355,000,000.00	2.00%

Type of Security:
(A) If part of an issue registered under the Securities Act of 1933 that is being offered to the public
(B) If part of an issue of governmental securities, as defined in section 2(a)(16) of the Investment Company Act of 1940
(C) If Eligible Municipal Securities
(D) If securities sold in an Eligible Foreign Offering
(E) If securities sold in an Eligible Rule 144A Offering

(U) Principal amount (and number of shares, if equity) purchased of any class of the offering by the MassMutual Fund
(V) Price paid by Fund (net of fees and expenses, expressed in dollars) and total amount paid [(V) amount may not exceed (Z) unless offered for subscription upon exercise of rights]
(W) Aggregate principal amount (and number of shares, if Equity) purchased of such class purchased by funds advised by the subadviser (including the Fund) and any purchases of the offering of such class made by any other accounts over which the subadviser had exercised investment discretion [(W) amount may not exceed 25% of (X) or (Y)]

(X) Principal amount (and number of shares, if equity) of such class being offered
(Y) Principal amount (and number of shares, if equity) of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus the principal amount of the offering of such class in any concurrent public offering

(Z) Price paid by each other purchaser in the offering or in any concurrent offering prior to close of first full business day on which sales are made (expressed in dollars)

The information contained herein is complete and accurate, and the following conditions have been satisfied:
   1.  The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).

2. The underwriting was a firm commitment underwriting.
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities: The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
   5.  For municipal securities only:  The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization (NRSRO) or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

   6.  The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant subadviser(s) to the Fund purchasing such securities did not exceed 25% of (X) or (Y).

7. No affiliated underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.